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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 19, 2004
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         0-8765                    95-2645573
    --------                         ------                    ----------
(State or Other                   (Commission                (IRS Employee
Jurisdiction of                   File Number)               Identification
                                                                Number)

                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                         -------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)

                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                   ----------
                    (Former Name or Former Address if Changed
                               Since Last Report)



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Table of Contents:
------------------
Item 1.01 Entry into an amendment of an agreement that is material to the registrant.
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit 99.1
Amendment of the Note, Loan and Modification Agreement.



Item 1.01 Entry into an amendment of an agreement that is material to the registrant.

         On November 19, 2004, the Company entered into an agreement entitled "Amendment of the Note, Loan and Modification Agreement". This amends the "Loan Modification, Forbearance and Security Agreement" and "Amended and Restated Promissory Note" which were included as exhibits to the Form 10QSB filed April 14, 2004. The Amendment of the Note, Loan and Modification Agreement is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

     99.1  Amendment of the Note, Loan and Modification Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOMERICA, INC.

Dated: November 19, 2004                By: /s/ Zackary S. Irani
                                            -------------------------------
                                            Name: Zackary S. Irani
                                            Title:  Chief Executive Officer